                                                                    EXHIBIT 99.2




                            SECURED PROMISSORY NOTE

USD 22,000,000                                                  October __, 1996

         The undersigned (the "Borrower") for value received, hereby promises to pay to the order of THE CIT GROUP/EQUIPMENT FINANCING, INC. (the "Lender") or any subsequent holder hereof the principal sum of Twenty-Two Million United States Dollars (USD 22,000,000) or such lesser amount as may be loaned to the Borrower pursuant to the Loan Agreement dated as of September 27, 1996 among the Borrower, Patterson Energy, Inc. and the Lender (the "Loan Agreement").

                             PRINCIPAL AND INTEREST

         1.1     (a)      Interest on this Note shall be payable at the times
and the rates as provided in Section 1.04 of the Loan Agreement.

         (b) Subject to the terms of Section 1.5 hereof, in case any payment of principal or interest is not paid when due, additional interest at the rate determined as provided in Section 1.04(c) of the Loan Agreement shall be payable on all overdue principal and, to the extent that the same may be lawful, on all overdue interest.

         1.2 Interest shall be calculated as provided in Section 1.04 of the Loan Agreement.

         1.3 The principal of this Note shall be payable in installments as provided in Sections 1.02(c) and 1.03(b) of the Loan Agreement.

         1.4 All principal, interest, premium, if any, and other amounts due hereunder shall be payable in lawful money of the United States of America to the Lender as provided in Section 1.05 of the Loan Agreement.

         1.5 In no event shall any interest rate provided for in this Note exceed the maximum rate permitted by the then applicable law. It is the intention of the Lender and the Borrower to strictly comply with applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note, the Loan Agreement or in the other Loan Documents, in no event shall this Note require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note, or in the event that all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (i) the provisions of Section 1.04(d) of the Loan Agreement



                                                                     -----------
                                                                       Initials
shall govern and control, (ii) neither the Borrower nor any other person or entity now or hereafter liable for the payment thereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (iii) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to the Borrower, at the option of the Lender, and (iv) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. Without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from the Borrower or otherwise by the Lender in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Lender to receive a greater simple interest per annum rate than is presently allowed, on the effective date of such amendment or preemption as the case may be, the lawful maximum hereunder shall be increased to the maximum simple interest per annum rate allowed by the higher of the amended state law or the law of the United States of America.

                                    SECURITY

         2.1 This Note is the secured promissory note issued under and pursuant to the Loan Agreement and is secured by a Security Agreement dated the date hereof between the Lender as secured party and the Borrower as debtor (the "Security Agreement") respecting, among other things, forty (40) land drilling rigs owned by the Borrower. Reference is hereby made to the Security Agreement for a description of the property thereby encumbered, the nature and extent of the security afforded thereby and the rights of the Borrower and the Lender with respect to such security as provided in the Security Agreement. Payment of this Note may be demanded prior to the maturity of this Note under certain circumstances and conditions, in the manner, and with the effect, provided in the Security Agreement or the Loan Agreement.

         2.2     This Note evidences Advances made by the Lender under Section
1.02 of the Loan Agreement.

                                 MISCELLANEOUS

         3.1 All parties hereto, including endorsers hereof, hereby waive presentment for payment, demand, protest and notice of protest and non-payment hereof and hereby consent that any and all securities or other property, if any, held by or for the holders hereof at any time as security for this Note may be exchanged, released or surrendered and that the time of payment of this Note may be extended, all in the sole discretion of the holders hereof and without notice and without affecting in any manner the liability of the parties hereto.



                                                                     -----------
                                      2                                Initials

         3.2 No course of dealing between the Borrower and the Lender in exercising any rights hereunder shall operate as a waiver of any right of any holders except to the extent expressly waived in writing by such holder.

         3.3 Whenever any payment to be made hereunder shall be due on a day which is not a Business Day, such payments shall be made on the next succeeding Business Day.

         3.4 Any notice to be given pursuant to this Note shall be given in accordance with Section 5.01 of the Loan Agreement.

         3.5 THIS NOTE (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, OTHER THAN THE CONFLICT OF LAWS RULES THEREOF.

         3.6 THE BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH IT IS A PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS NOTE OR ANY OF THE LOAN DOCUMENTS.

         3.7 Capitalized terms used in this Note but not defined herein shall have the meanings given to them in the Loan Agreement.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed the day and year first above written.


                                               PATTERSON DRILLING COMPANY


                                               By:/s/ James C. Brown
                                                  -----------------------------
                                               Name:  James C. Brown
                                                    ---------------------------
                                               Title: Vice President-Finance
                                                     --------------------------




                                      3